UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.         )

Filed by the registrant [X]

Filed by a Party other than the registrant [ ]

Check the appropriate box:

[ ]	Preliminary proxy statement

[ ]	Definitive proxy statement

[X]	Definitive additional materials

[ ]	Soliciting material under Rule 14a-12

[ ]	Confidential, for use of the Commission only (as permitted by Rule 14a 6(e)(2))

(Name of Registrants as Specified in Its Charter)

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Global Fund, Inc.

Lord Abbett Investment Trust

Lord Abbett Mid Cap Stock Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett Research Fund, Inc.

Lord Abbett Securities Trust

Lord Abbett Series Fund, Inc.

Lord Abbett U.S. Government & Government Sponsored

Enterprises Money Market Fund, Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[   ] Fee paid previously with preliminary materials

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

YOUR VOTE MATTERS

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 90 Hudson Street Jersey City, NJ 07302 On August 26, 2019

Please detach at perforation before mailing.

PROXY	LORD ABBETT FAMILY OF FUNDS JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 26, 2019

This proxy is solicited on behalf of the Board of Directors/Trustees of Lord Abbett Family of Funds.

The undersigned hereby appoints Douglas B. Sieg, Lawrence B. Stoller and John T. Fitzgerald, and any of them, as proxies for the undersigned, with full power of substitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Funds, held of record by the undersigned on June 24, 2019 at the Joint Special Meeting of Shareholders (the “Meeting”) to be held at the offices of Lord, Abbett & Co. LLC at 90 Hudson Street, Jersey City, NJ 07302, on August 26, 2019 at 9:00 a.m., Eastern time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to the shares being voted at the Meeting heretofore given by the undersigned. Please sign and date the reverse side. You may also vote in person by attending the joint special meeting of shareholders at 90 Hudson Street, Jersey City, NJ 07302 on August 26, 2019 at 9:00 a.m.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned shareholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any continuations, adjournments, postponements or reschedulings thereof. If no direction is made, this proxy will be voted “FOR” the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

LAB_30261_070819

YOUR VOTE MATTERS

Important Notice Regarding the Availability of Proxy Materials for the
Joint Special Meeting of Shareholders of the Lord Abbett Family of Funds to Be Held on August 26, 2019.

The Joint Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/lab-30261

IF YOU VOTE ON THE INTERNET, BY TELEPHONE, OR IN PERSON
YOU NEED NOT RETURN THIS PROXY CARD

FUNDS	FUNDS	FUNDS
Fund Name1	Fund Name2	Fund Name3
Fund Name4	Fund Name5	Fund Name6
Fund Name7	Fund Name8	Fund Name9
Fund Name10	Fund Name11	Fund Name12
Fund Name13	Fund Name14	Fund Name15
Fund Name16	Fund Name17	Fund Name18
Fund Name19	Fund Name20	Fund Name21
Fund Name22	Fund Name23	Fund Name24
Fund Name25	Fund Name26	Fund Name27
Fund Name28	Fund Name29	Fund Name30

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

A	Proposal	THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS/TRUSTEES. THE BOARD OF DIRECTORS/TRUSTEES OF THE LORD ABBETT FAMILY OF FUNDS RECOMMENDS A VOTE “FOR” THE PROPOSAL

1.	Election of your Fund’s Board of Directors/Trustees								FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01.	Eric C. Fast	02.	Evelyn E. Guernsey	03.	Julie A. Hill	04.	Kathleen M. Lutito	☐	☐	☐
	05.	James M. McTaggart	06.	Charles O. Prince	07.	Karla M. Rabusch	08.	Mark A. Schmid
	09.	Douglas B. Sieg	10.	James L.L. Tullis

	To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the number(s) of the nominee(s) on the line provided._________________________________________________________________________

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING AND WILL BE VOTED IN ACCORDANCE WITH ANY SPECIFICATION MADE; IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL ABOVE AND FOR ANYOTHER MATTERS AS DEEMED APPROPRIATE.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, CONTINUATIONS, OR RESCHEDULINGS THEREOF.

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	LAB1 30261	M xxxxxxxx

YOUR VOTE MATTERS

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 90 Hudson Street Jersey City, NJ 07302 On August 26, 2019

Please detach at perforation before mailing.

PROXY	LORD ABBETT FAMILY OF FUNDS JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 26, 2019

INSURANCE COMPANY DROP-IN

The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in the above-named fund.

The undersigned contract owner instructs the Company to vote, at the Joint Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”), all shares of the Fund attributable to his or her contract or interest in the relevant separate account as directed. The undersigned acknowledges receipt of the Proxy Statement.

If you sign on the reverse side but do not mark instructions, the Company will vote all shares of the Fund attributable to your account value FOR the proposal. If you fail to return this Voting Instruction Card, the Company may vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476

PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

LAB_30261_070819_VI

YOUR VOTE MATTERS

Important Notice Regarding the Availability of Proxy Materials for the
Joint Special Meeting of Shareholders of the Lord Abbett Family of Funds to Be Held on August 26, 2019.

The Joint Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/lab-30261

IF YOU VOTE ON THE INTERNET, BY TELEPHONE, OR IN PERSON
YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD

FUNDS	FUNDS	FUNDS
Fund Name1	Fund Name2	Fund Name3
Fund Name4	Fund Name5	Fund Name6
Fund Name7	Fund Name8	Fund Name9
Fund Name10	Fund Name11	Fund Name12
Fund Name13	Fund Name14	Fund Name15
Fund Name16	Fund Name17	Fund Name18
Fund Name19	Fund Name20	Fund Name21
Fund Name22	Fund Name23	Fund Name24
Fund Name25	Fund Name26	Fund Name27
Fund Name28	Fund Name29	Fund Name30

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

A	Proposal	THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS/TRUSTEES. THE BOARD OF DIRECTORS/TRUSTEES OF THE LORD ABBETT FAMILY OF FUNDS RECOMMENDS A VOTE “FOR” THE PROPOSAL

1.	Election of your Fund’s Board of Directors/Trustees								FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01.	Eric C. Fast	02.	Evelyn E. Guernsey	03.	Julie A. Hill	04.	Kathleen M. Lutito	☐	☐	☐
	05.	James M. McTaggart	06.	Charles O. Prince	07.	Karla M. Rabusch	08.	Mark A. Schmid
	09.	Douglas B. Sieg	10.	James L.L. Tullis

	To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the number(s) of the nominee(s) on the line provided._________________________________________________________________________

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING AND WILL BE VOTED IN ACCORDANCE WITH ANY SPECIFICATION MADE; IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL ABOVE AND FOR ANYOTHER MATTERS AS DEEMED APPROPRIATE.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, CONTINUATIONS, OR RESCHEDULINGS THEREOF.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this Voting Instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	LAB2 30261	M xxxxxxxx

LORD ABBETT FAMILY OF FUNDS - WO# 30261 - TOUCH-TONE TELEPHONE VOTING SCRIPT

** PROXY CARD **	IVR Revision 06/04/2019

WHEN CONNECTED TO OUR TOUCH TONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE # 1-800-337-3503, THE SHAREHOLDER HEARS:

THE INITIAL PROMPT:

“Thank you for calling the proxy voting line.

Before you can vote, I’ll need to validate some information from your proxy card or meeting notice.

On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:

“Next, located in the un-shaded box is an 8 digit number. Please enter this number now.”

THEN YOU HEAR:

“Thank you. Please hold while I validate those numbers.”

IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH:

Okay, you’ll be voting your proxy for shares in the Lord Abbett Family of Funds. The Board Recommends a vote “FOR” the proposal.

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:

“I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again...”

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:

“I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin…”

“ELECTION OF BOARD MEMBER” PROPOSAL PROMPTS WHEN A SINGLE FUND IS HELD FOR THE PROPOSAL:

“PROPOSAL 1:	To vote FOR ALL nominees, Press 1. To WITHHOLD your vote from all nominees, press 2.
Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3.”

IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR ALL NOMINEES THEY WILL HEAR:

“Okay, voting for all nominees”

IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD FROM ALL NOMINEES THEY WILL HEAR:

“Okay, voting withhold on all nominees ”

IF THE SHAREHOLDER PRESSES 3, TO WITHHOLD FROM INDIVIDUAL NOMINEES THEY WILL HEAR:

“Okay, we’ll withhold your vote on the nominees you specify. All other nominees will be voted FOR. ”

THEN THEY HEAR: “For each nominee listed on your proxy card or meeting notice there’s a corresponding two-digit number. Please enter the number of the nominee from whom you wish to withhold your vote.”

AFTER THE SHAREHOLDER ENTERS A NOMINEE NUMBER TO WITHHOLD FROM, HE/SHE HEARS:

“OK, withholding your vote from nominee number N” [Where N is the nominee number entered]”

THEN THE SHAREHOLDER HEARS:

“To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees from whom you wish to withhold your vote press # (pound).”

WHEN # IS PRESSED, THE SHAREHOLDER HEARS:

“Okay, finished withholding from nominees”

“ELECTION OF BOARD MEMBER” PROPOSAL PROMPTS WHEN MULTIPLE FUNDS ARE HELD FOR THE PROPOSAL:
“PROPOSAL 1 -	FOR HOLDING 1: To vote FOR ALL nominees, Press 1. To WITHHOLD your vote from all nominees, press 2.
Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3.”

IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR ALL NOMINEES FOR THE FIRST HOLDING THEY WILL HEAR: Okay, for the first holding listed on this proposal you just voted “For All” Nominees.

To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2.

IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD YOUR VOTE FROM ALL NOMINEES FOR THE FIRST HOLDING THEY WILL HEAR:

Okay, for the first holding listed on this proposal you just voted to withhold your vote from all Nominees.

To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2.

IF THE SHAREHOLDER PRESSES 3, TO WITHHOLD FROM INDIVIDUAL NOMINEES FOR THE FIRST HOLDING THEY WILL HEAR:

“Okay, we’ll withhold your vote on the nominees you specify. All other nominees will be voted FOR. ”

THEN THEY HEAR: “For each nominee listed on your proxy card or meeting notice there’s a corresponding two-digit number. Please enter the number of the nominee from whom you wish to withhold your vote.”

AFTER THE SHAREHOLDER ENTERS A NOMINEE NUMBER TO WITHHOLD FROM, HE/SHE HEARS:

“OK, withholding your vote from nominee number N” [Where N is the nominee number entered]”

THEN THE SHAREHOLDER HEARS:

“To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees from whom you wish to withhold your vote press # (pound).”

WHEN # (POUND) IS PRESSED, THE SHAREHOLDER HEARS:

“Okay, finished withholding from nominees”

THEN THE SHAREHOLDER HEARS:

Okay, for the first holding listed on this proposal you just voted to withhold your vote from nominee(s)…N” [Where N is(are) the nominee number(s) entered by the shareholder]

To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2.

IF THE SHAREHOLDER CHOOSES OPTION 1, TO VOTE THE SAME WAY FOR ALL OTHER HOLDINGS ON THE NOMINEE PROPOSAL:

Okay, I’ll apply the same vote to all other holdings listed.

IF THE SHAREHOLDER CHOOSES OPTION 2, TO VOTE FOR EACH HOLDING INDIVIDUALLY:

Okay, let’s continue then…

THEN THE SHAREHOLDER HEARS PROMPTS FOR THE NEXT HOLDING [This is repeated until all holdings are voted on]:

Example:	“For Holding 2: To vote FOR ALL nominees, Press 1. To WITHHOLD your vote from all nominees, press 2.
Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3.”

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR:

“Okay, you’ve finished voting but your vote has not yet been recorded.”

“To hear a summary of how you voted, press 1; To record your vote, Press 2.”

IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:

“Please note your vote will be cast automatically should you decide to hang up during the summary.”

“You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD]

AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:

“If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).”

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:

“(Okay) Please hold while I record your vote.”

THEN THEY HEAR:

“Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice.

I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.”

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:

“Okay, lets change your vote.” [The system then prompts the voting options again.]

AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:

“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

“Thank you for voting, goodbye.”

LORD ABBETT FAMILY OF FUNDS - WO# 30261 - TOUCH-TONE TELEPHONE VOTING SCRIPT

** VOTING INSTRUCTION CARD **	IVR Revision 06/04/2019

WHEN CONNECTED TO OUR TOUCH TONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE # 1-866-298-8476, THE SHAREHOLDER HEARS:

THE INITIAL PROMPT:

“Thank you for calling the proxy voting line.

Before you can vote, I’ll need to validate some information from your voting instruction card or meeting notice.

On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:

“Next, located in the un-shaded box is an 8 digit number. Please enter this number now.”

THEN YOU HEAR:

“Thank you. Please hold while I validate those numbers.”

IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING GENERIC SPEECH:

Okay, you’ll be voting your proxy for shares in the Lord Abbett Family of Funds. The Board Recommends a vote “FOR” the proposal.

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:

“ I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again...”

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:

“I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin…”

“ELECTION OF BOARD MEMBER” PROPOSAL PROMPTS WHEN A SINGLE FUND IS HELD FOR THE PROPOSAL:

“PROPOSAL 1:	To vote FOR ALL nominees, Press 1. To WITHHOLD your vote from all nominees, press 2.
Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3.”

IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR ALL NOMINEES THEY WILL HEAR:

“Okay, voting for all nominees”

IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD FROM ALL NOMINEES THEY WILL HEAR:

“Okay, voting withhold on all nominees ”

IF THE SHAREHOLDER PRESSES 3, TO WITHHOLD FROM INDIVIDUAL NOMINEES THEY WILL HEAR:

“Okay, we’ll withhold your vote on the nominees you specify. All other nominees will be voted FOR. ”

THEN THEY HEAR: “For each nominee listed on your voting instruction card or meeting notice there’s a corresponding two-digit number. Please enter the number of the nominee from whom you wish to withhold your vote.”

AFTER THE SHAREHOLDER ENTERS A NOMINEE NUMBER TO WITHHOLD FROM, HE/SHE HEARS:

“OK, withholding your vote from nominee number N” [Where N is the nominee number entered]”

THEN THE SHAREHOLDER HEARS:

“To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees from whom you wish to withhold your vote press # (pound).”

WHEN # IS PRESSED, THE SHAREHOLDER HEARS:

“Okay, finished withholding from nominees”

“ELECTION OF BOARD MEMBER” PROPOSAL PROMPTS WHEN MULTIPLE FUNDS ARE HELD FOR THE PROPOSAL:

“PROPOSAL 1 -	FOR HOLDING 1: To vote FOR ALL nominees, Press 1. To WITHHOLD your vote from all nominees, press 2.
Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3.”

IF THE SHAREHOLDER PRESSES 1, TO VOTE FOR ALL NOMINEES FOR THE FIRST HOLDING THEY WILL HEAR:

Okay, for the first holding listed on this proposal you just voted “For All” Nominees.

To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2.

IF THE SHAREHOLDER PRESSES 2, TO WITHHOLD YOUR VOTE FROM ALL NOMINEES FOR THE FIRST HOLDING THEY WILL HEAR:

Okay, for the first holding listed on this proposal you just voted to withhold your vote from all Nominees.

To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2.

IF THE SHAREHOLDER PRESSES 3, TO WITHHOLD FROM INDIVIDUAL NOMINEES FOR THE FIRST HOLDING THEY WILL HEAR:

“Okay, we’ll withhold your vote on the nominees you specify. All other nominees will be voted FOR. ”

THEN THEY HEAR: “For each nominee listed on your voting instruction card or meeting notice there’s a corresponding two-digit number. Please enter the number of the nominee from whom you wish to withhold your vote.”

AFTER THE SHAREHOLDER ENTERS A NOMINEE NUMBER TO WITHHOLD FROM, HE/SHE HEARS:

“OK, withholding your vote from nominee number N” [Where N is the nominee number entered]”

THEN THE SHAREHOLDER HEARS:

“To withhold your vote from another nominee, enter the two-digit number. If there are no other nominees from whom you wish to withhold your vote press # (pound).”

WHEN # (POUND) IS PRESSED, THE SHAREHOLDER HEARS:

“Okay, finished withholding from nominees”

THEN THE SHAREHOLDER HEARS:

Okay, for the first holding listed on this proposal you just voted to withhold your vote from nominee(s)…N” [Where N is(are) the nominee number(s) entered by the shareholder]

To vote the same way for all other holdings listed, press 1; To vote for each holding individually, press 2.

IF THE SHAREHOLDER CHOOSES OPTION 1, TO VOTE THE SAME WAY FOR ALL OTHER HOLDINGS ON THE NOMINEE PROPOSAL:

Okay, I’ll apply the same vote to all other holdings listed.

IF THE SHAREHOLDER CHOOSES OPTION 2, TO VOTE FOR EACH HOLDING INDIVIDUALLY:

Okay, let’s continue then…

THEN THE SHAREHOLDER HEARS PROMPTS FOR THE NEXT HOLDING [This is repeated until all holdings are voted on]:

Example:	“For Holding 2: To vote FOR ALL nominees, Press 1. To WITHHOLD your vote from all nominees, press 2.
Or to WITHHOLD YOUR VOTE FROM INDIVIDUAL nominees press 3.”

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSAL, HE/SHE WILL HEAR:

“Okay, you’ve finished voting but your vote has not yet been recorded.”

“To hear a summary of how you voted, press 1; To record your vote, Press 2.”

IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:

“Please note your vote will be cast automatically should you decide to hang up during the summary.”

 “You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD]

AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:

“If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).”

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:

“(Okay) Please hold while I record your vote.”

THEN THEY HEAR:

“Your vote has been recorded. It’s not necessary for you to mail in your voting instruction card or meeting notice.

I’m now going to end this call unless you have another voting instruction card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.”

IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:

“Okay, lets change your vote.”  [The system then prompts the voting options again.]

AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER VOTING INSTRUCTION,  HE/SHE HEARS:

“Before you can vote, I’ll need to validate some information from your voting instruction card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:

“Thank you for voting, goodbye.”

Log in screen

Vote Screen (on the next two pages)

Voting Confirmation Screen